Exhibit 4.12.14
The taking of this document or any certified copy of it or any other document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee.
REGISTRATION RIGHTS AGREEMENT JOINDER
     With respect to the Registration Rights Agreement dated as of February 15, 2012, among Reynolds Group Issuer LLC, a limited liability company organized under the laws of the State of Delaware (the “US Issuer I”), Reynolds Group Issuer Inc., a corporation organized under the laws of the State of Delaware (the “US Issuer II” and, together with the US Issuer I, the “US Issuers”) and Reynolds Group Issuer (Luxembourg) S.A., a société anonyme (public limited liability company) incorporated under the laws of Luxembourg (the “Lux Issuer” and, together with the US Issuers, the “Issuers”), the Guarantors listed on the signature page thereto, and Credit Suisse Securities (USA) LLC, as representative of the Initial Purchasers (as defined therein) (such agreement, the “Registration Rights Agreement”), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the signatories hereto (other than the Issuers) assumes all of the rights and obligations as Guarantors under the Registration Rights Agreement, in each case, as of the date hereof and as though it had entered into the Registration Rights Agreement on February 15, 2012. The obligations assumed by the Issuers and the Guarantors under this Joinder shall be joint and several obligations. Capitalized terms used but not defined in this Joinder shall have the meanings given to such terms in the Registration Rights Agreement.
[Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have signed this joinder to the Registration Rights Agreement this 15th day of March, 2012.

Signed, sealed and delivered by	)
WHAKATANE MILL AUSTRALIA	)
PTY LIMITED by the party’s	)
attorney pursuant to power of attorney	)
dated 29 February 2012 who states	)
that no notice of revocation of the	)
power of attorney has been received in the presence of:	)

/s/ Rachel Walsh	/s/ Cindi Lefari
Witness	Attorney

Rachel Walsh Name of Witness	Cindi Lefari Name of Attorney
Signature Page to
Joinder to the Registration Rights Agreement

SIG AUSTRIA HOLDING GMBH

By:
/s/ Cindi Lefari

Name: Cindi Lefari
Title: Attorney

SIG COMBIBLOC GMBH

By:
/s/ Cindi Lefari

Name: Cindi Lefari
Title: Attorney

SIG COMBIBLOC GMBH & CO KG

REPRESENTED BY ITS GENERAL PARTNER SIG COMBIBLOC GMBH

By:
/s/ Cindi Lefari

Name: Cindi Lefari
Title: Attorney
Signature Page to
Joinder to the Registration Rights Agreement

CLOSURE SYSTEMS INTERNATIONAL
(BRAZIL) SISTEMAS DE VEDAÇÃO
LTDA.

by
/s/ Guilherme Rodrigues Miranda

Name: Guilherme Rodrigues Miranda
Title: Manager

SIG BEVERAGES BRASIL LTDA.

by
/s/ Felix Colas Morea

Name: Felix Colas Morea
Title: Manager

SIG COMBIBLOC DO BRASIL LTDA.

by
/s/ Ricardo Lança Rodriguez

Name: Ricardo Lança Rodriguez
Title: Manager

by
/s/ Antonio Luiz Tafner Ferreira

Name: Antonio Luiz Tafner Ferreira
Title: Manager
Signature Page to
Joinder to the Registration Rights Agreement

CSI LATIN AMERICAN HOLDINGS
CORPORATION

by
/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory
Signature Page to
Joinder to the Registration Rights Agreement

EVERGREEN PACKAGING CANADA LIMITED

By
/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory

PACTIV CANADA INC.

By
/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory
Signature Page to
Joinder to the Registration Rights Agreement

CSI CLOSURE SYSTEMS
MANUFACTURING DE CENTRO
AMERICA SOCIEDAD DE
RESPONSABILIDAD LIMITADA

by
/s/ Karen Mower

Name: Karen Mower
Title: Attorney-in-Fact
Signature Page to
Joinder to the Registration Rights Agreement

CLOSURE SYSTEMS INTERNATIONAL DEUTSCHLAND GMBH

by
/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (GERMANY) GMBH

by
/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory

SIG BEVERAGES GERMANY GMBH

by
/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory

SIG COMBIBLOC GMBH

by
/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory
Signature Page to
Joinder to the Registration Rights Agreement

SIG COMBIBLOC SYSTEMS GMBH

by
/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory

SIG COMBIBLOC HOLDING GMBH

by
/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory

SIG COMBIBLOC ZERSPANUNGSTECHNIK GMBH

by
/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory

SIG INTERNATIONAL SERVICES GMBH

by
/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory

SIG BETEILIGUNGS GMBH

by
/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory
Signature Page to
Joinder to the Registration Rights Agreement

SIG INFORMATION TECHNOLOGY GMBH

by
/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory

PACTIV DEUTSCHLAND HOLDINGGESELLSCHAFT MBH

by
/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory

OMNI-PAC EKCO GMBH VERPACKUNGSMITTEL

by
/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory

OMNI-PAC GMBH VERPACKUNGSMITTEL

by
/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory
Signature Page to
Joinder to the Registration Rights Agreement

SIG Euro Holding AG & CO. KGaA
towards all parties to this Agreement other than SIG
Reinag AG, acting through its general partner
(Komplementär) SIG Reinag AG

By
/s/ Karen Mower Name: Karen Mower
Title: Authorized Signatory
towards SIG Reinag AG, acting through its supervisory
board (Aufsichtsrat), represented by the chairman of the
supervisory board acting as its authorized representative

/s/ Rolf Stangl Name: Rolf Stangl
Title: Chairman of the supervisory board
Signature Page to
Joinder to the Registration Rights Agreement

SIG ASSET HOLDINGS LIMITED

by
/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory
Signature Page to
Joinder to the Registration Rights Agreement

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (JAPAN) KK

by
/s/ Karen Mower

Name: Karen Mower
Title: Attorney

CLOSURE SYSTEMS INTERNATIONAL JAPAN, LIMITED

by
/s/ Karen Mower

Name: Karen Mower
Title: Attorney
Signature Page to
Joinder to the Registration Rights Agreement

CLOSURE SYSTEMS INTERNATIONAL (HONG KONG) LIMITED

by
/s/ Karen Michelle Mower

Name: Karen Michelle Mower
Title: Authorized Signatory

SIG COMBIBLOC LIMITED

by
/s/ Karen Michelle Mower

Name: Karen Michelle Mower
Title: Authorized Signatory

EVERGREEN PACKAGING (HONG KONG) LIMITED

by
/s/ Karen Michelle Mower

Name: Karen Michelle Mower
Title: Authorized Signatory
Signature Page to
Joinder to the Registration Rights Agreement

CSI HUNGARY KFT.

by
/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory
Signature Page to
Joinder to the Registration Rights Agreement

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) III S.À.R.L.

by
/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory

EVERGREEN PACKAGING (LUXEMBOURG) S.À.R.L.

by
/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory
Signature Page to
Joinder to the Registration Rights Agreement

GRUPO CSI DE MÉXICO, S. DE R.L. DE C.V.

by
/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory

BIENES INDUSTRIALES DEL NORTE, S.A. DE C.V.

by
/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory

TÉCNICOS DE TAPAS INNOVATIVAS, S.A. DE C.V.

by
/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory

CSI EN ENSENADA, S. DE R.L. DE C.V.

by
/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory

CSI TECNISERVICIO, S. DE R.L. DE C.V.

by
/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory

CSI EN SALTILLO, S. DE R.L. DE C.V.

by
/s/ Karen Mower

Name: Karen Mower Title: Authorized Signatory
Signature Page to
Joinder to the Registration Rights Agreement

EVERGREEN PACKAGING MÉXICO, S. DE R.L. DE C.V.

by
/s/ Karen Mower
Name: Karen Mower
Title: Authorized Signatory

REYNOLDS METALS COMPANY DE MÉXICO, S. DE R.L, DE C.V.

by
/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory

PACTIV FOODSERVICE MÉXICO, S. DE R.L. DE C.V.

by
/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory

SERVICIOS INDUSTRIALES JAGUAR, S.A. DE C.V.

by
/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory

SERVICIO TERRESTRE JAGUAR, S.A. DE C.V.

by
/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory
Signature Page to
Joinder to the Registration Rights Agreement

GRUPO CORPORATIVO JAGUAR, S.A. DE C.V.

by
/s/ Karen Mower
Name: Karen Mower
Title: Authorized Signatory

PACTIV MÉXICO, S. DE R.L.,DE C.V.

by	/s/ Karen Mower
Name: Karen Mower
Title: Authorized Signatory
Signature Page to
Joinder to the Registration Rights Agreement

REYNOLDS CONSUMER PRODUCTS INTERNATIONAL B.V.

by	/s/ Karen Mower Name: Karen Mower
Title: Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL B.V.

by	/s/ Karen Mower

Name: Karen Mower
Title: Authorized Signatory

EVERGREEN PACKAGING INTERNATIONAL B.V.

by	/s/ Karen Mower Name: Karen Mower
Title: Authorized Signatory

REYNOLDS PACKAGING INTERNATIONAL B.V.

by
/s/ Karen Mower Name: Karen Mower
Title: Authorized Signatory
Signature Page to
Joinder to the Registration Rights Agreement

WHAKATANE MILL LIMITED

by
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

Witnessed by:
/s/ Karen Mower

Name: Karen Mower
Title: Attorney
Address: Sydney, Australia
Signature Page to
Joinder to the Registration Rights Agreement

SIG COMBIBLOC GROUP AG

by
/s/ Cindi Lefari
Name: Cindi Lefari
Title: Attorney

SIG COMBIBLOC (SCHWEIZ) AG

by
/s/ Cindi Lefari

Name: Cindi Lefari
Title: Attorney

SIG ALLCAP AG

by	/s/ Cindi Lefari

Name: Cindi Lefari
Title: Attorney

SIG SCHWEIZERISCHE INDUSTRIE- GESELLSCHAFT AG

by	/s/ Cindi Lefari

Name: Cindi Lefari
Title: Attorney

SIG TECHNOLOGY AG

by
/s/ Cindi Lefari

Name: Cindi Lefari
Title: Attorney

SIG COMBIBLOC PROCUREMENT AG

by
/s/ Cindi Lefari

Name: Cindi Lefari
Title: Attorney
Signature Page to
Joinder to the Registration Rights Agreement

SIG REINAG AG

by
/s/ Cindi Lefari
Name: Cindi Lefari
Title: Attorney
Signature Page to
Joinder to the Registration Rights Agreement

SIG COMBIBLOC LTD.

by
/s/ Cindi Lefari
Name: Cindi Lefari
Title: Authorized Signatory
Signature Page to
Joinder to the Registration Rights Agreement

KAMA EUROPE LIMITED

by
/s/ Cindi Lefari
Name: Cindi Lefari
Title: Attorney

OMNI-PAC U.K. LIMITED

by
/s/ Cindi Lefari

Name: Cindi Lefari
Title: Attorney

THE BALDWIN GROUP LIMITED

by
/s/ Cindi Lefari

Name: Cindi Lefari
Title: Attorney

J. & W. BALDWIN (HOLDINGS) LIMITED

by
/s/ Cindi Lefari

Name: Cindi Lefari
Title: Attorney
Signature Page to
Joinder to the Registration Rights Agreement

SIG HOLDINGS (UK) LIMITED

by
/s/ Cindi Lefari
Name: Cindi Lefari
Title: Attorney

SIG COMBIBLOC LIMITED

by
/s/ Cindi Lefari

Name: Cindi Lefari
Title: Attorney

REYNOLDS CONSUMER PRODUCTS (UK) LIMITED

by
/s/ Cindi Lefari

Name: Cindi Lefari
Title: Attorney

REYNOLDS SUBCO (UK) LIMITED

by
/s/ Cindi Lefari

Name Cindi Lefari
Title: Attorney

CLOSURE SYSTEMS INTERNATIONAL (UK) LIMITED

by
/s/ Cindi Lefari

Name: Cindi Lefari
Title: Attorney

IVEX HOLDINGS, LTD.

by
/s/ Cindi Lefari

Name: Cindi Lefari
Title: Attorney
Signature Page to
Joinder to the Registration Rights Agreement